   As filed with the Securities and Exchange Commission on November 20, 2001

===============================================================================

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material under Rule 14a-12


                       TRAVELERS CORPORATE LOAN FUND INC.
               (Name of Registrant as Specified In Its Charter)

           _________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------


================================================================================

                       TRAVELERS CORPORATE LOAN FUND INC.
                                125 Broad Street
                            New York, New York 10004

      --------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      --------------------------------------------------------------------


     Notice is hereby given that the Annual Meeting of Shareholders of Travelers Corporate Loan Fund Inc. will be held at the Fund's offices at 125 Broad Street, New York, New York 10004, 11th floor Conference Room, on January 18, 2002, at 9:00 a.m., New York time, for the following purposes:

     1. To consider and vote upon the approval of a change in the Fund's investment restriction regarding issuance of senior securities (Proposal No. 1);

     2.   To elect three Class II directors of the Fund (Proposal No. 2); and

     3. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

     Holders of record of shares of the Fund at the close of business on November 26, 2001 are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

                                             By order of the Board of Directors,

                                             Christina T. Sydor
                                             Secretary

New York, New York
December 4, 2001

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES, OR, FOR SHARES HELD IN A BROKERAGE ACCOUNT, VOTE THEIR SHARES BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

         PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call 1-800-331-1710. Those shareholders holding their shares in a brokerage account may vote by telephone or through the internet by following the instructions on the enclosed proxy card. The Fund may also solicit proxies from shareholders by letter, telephone and/or telegraph. Voting by telephone or through the internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.


         Whichever voting method you choose, please read the full text of the accompanying Proxy Statement before you vote.

                       INSTRUCTION FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


     Registration                                   Valid Signature
     ------------                                   ---------------

Corporate Accounts

     (1)    ABC Corp..............................  ABC Corp.
     (2)    ABC Corp..............................  John Doe, Treasurer
     (3)    ABC Corp
            c/o John Doe, Treasurer...............  John Doe
     (4)    ABC Corp. Profit Sharing Plan.........  John Doe, Trustee

Trust Accounts

     (1)    ABC Trust.............................  Jane B. Doe, Trustee
     (2)    Jane B. Doe, Trustee
            u/t/d   12/28/78......................  Jane B. Doe

Custodial or Estate Accounts

     (1)    John B. Smith, Cust
            f/b/o    John B. Smith, Jr. UGMA......  John B. Smith
     (2)    Estate of John B. Smith...............  John B. Smith Jr., Executor

                       TRAVELERS CORPORATE LOAN FUND INC.

                                125 Broad Street
                            New York, New York 10004

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 18, 2002

         This proxy statement and accompanying proxy card ("proxy") are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Travelers Corporate Loan Fund Inc. (the "Fund"), for use at the Annual Meeting of Shareholders of the Fund to be held at the Fund's offices, 125 Broad Street, New York, New York 10004, 11th floor Conference Room, on January 18, 2002 at 9:00 a.m., New York time, and at any adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice").

         The cost of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Fund. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail. In addition, certain officers, directors and employees of the Fund; Salomon Smith Barney Inc. ("Salomon Smith Barney"); Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment manager, which is an affiliate of Salomon Smith Barney; and/or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone or mail. Salomon Smith Barney and SBFM are located at 388 Greenwich Street, New York, New York 10013 and 125 Broad Street, New York, New York 10004, respectively; PFPC is located at P.O. Box 8030, Boston, Massachusetts 02266.

         The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 2001, has previously been furnished to all shareholders of the Fund. The Fund will provide additional copies of the Annual Report to any shareholder upon request by calling the Fund at 1-800-451-2010.

         This proxy statement and form of proxy are first being mailed to shareholders on or about December 4, 2001.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals listed in the Notice. Proposal No. 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund with a quorum present at the Meeting for approval. For this purpose, "majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. Proposal No. 2 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present for approval. A quorum consists (in person or by proxy) of the holders of a majority of the outstanding shares of the Fund entitled to Notice of, and to vote at, the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such broker or nominee does not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal No. 2, for which the required vote is a plurality of the votes cast, but effectively will be a vote against Proposal No. 1, for which the required vote is a percentage of the shares present or outstanding. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above prior to the Meeting or by voting in person at the Meeting.

         The Board knows of no business other than that specifically mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

         The Board has fixed the close of business on November 26, 2001 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders of the Fund as of the Record Date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares, with no cumulative voting rights. As of the Record Date, the Fund had outstanding _____________ shares of Common Stock, par value $.001 per share (the "Common Stock"), of which ___________ shares (____%) were held but not beneficially owned by Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004. As of the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934), to the knowledge of the Board, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

         In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this proxy statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals and will vote against such adjournment those shares which they are entitled to vote and which have voted against such proposals.

                                 PROPOSAL NO. 1

                            APPROVAL OF A CHANGE TO A
                 FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND

         The Fund has adopted certain investment restrictions that govern generally its operations. The Investment Company Act of 1940, as amended (the "1940 Act"), requires that those investment restrictions which are designated as fundamental investment restrictions may be changed only by shareholder vote. This type of investment restriction is frequently referred to as a "fundamental investment policy."

         The 1940 Act and the rules and regulations thereunder regulate the conditions under which a fund may issue senior securities, in order to limit the use of leverage. To the extent a fund increases its issuance of securities senior to its common stock, it is subject to greater leverage risk, which is the risk that the increased assets available for investment would expose the fund to greater market risk, interest rate risk and other risks, as described below.

         Although the definition of "senior security" involves complex statutory and regulatory concepts, a senior security (which may represent either indebtedness or stock) is generally considered to be an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders (or, for a senior security representing stock, the fund's common shareholders) with respect to the same earnings or assets. For closed-end investment companies such as the Fund, the 1940 Act prohibits issuance of any class of senior security or sale of any senior security unless, immediately after such issuance or sale, the class of senior security has asset coverage (as such term is defined in the 1940 Act) of at least 300 percent if the senior security represents indebtedness and 200 percent if the senior security represents stock. Under its current fundamental investment restriction concerning senior securities, the Fund may not issue senior securities in excess of 33 1/3% of its total assets, with certain exceptions. Thus, the Fund presently is more restricted than is required by the 1940 Act with respect to issuing senior securities and is not permitted to make use of the full amount of leverage permitted by the 1940 Act. It is being proposed that the Fund's fundamental investment restriction with respect to issuing senior securities be revised to permit the Fund to issue senior securities to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by appropriate regulatory authorities.

         The proposed revision will allow the Fund to issue senior securities to the full extent permitted under the 1940 Act. This revision will permit the Board to utilize leverage as it deems appropriate and in the best interests of the Fund and its shareholders, consistent with the 1940 Act and the rules and regulations thereunder. Adoption of the proposed change will also give the Fund maximum flexibility with respect to future changes in the 1940 Act or regulatory interpretations regarding restrictions on issuing senior securities without incurring the costs and delays of soliciting a shareholder vote. The 1940 Act and the applicable regulations can change from time to time and may become more or less restrictive as a result.

         Text of Current Fundamental Investment Restriction. The current fundamental investment restriction of the Fund with respect to senior securities states that the Fund may not:

         "issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies."

         Text of Proposed Fundamental Investment Restriction. The proposed fundamental investment restriction of the Fund under Proposal No. 1 states that the Fund may not:

         "issue senior securities, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by appropriate regulatory authorities."

         If approved, the revised fundamental investment restriction may be modified only by a vote of the shareholders.

         If the shareholders approve Proposal No. 1, the revised fundamental investment restriction will become effective immediately. If the proposed change is adopted, the Fund's Board has indicated its intention to cause the Fund to register with the Securities and Exchange Commission (the "SEC") a class of auction rate preferred stock (the "Preferred Shares") and to offer those shares upon effectiveness of the registration statement. As senior securities, the Preferred Shares will be senior to shares of the Fund's outstanding Common Stock.

         Set forth below is a general discussion of the risks associated with the issuance of senior securities. Since the Fund is already permitted to issue senior securities under its fundamental investment policies, the risks discussed below would be applicable to any issuance of senior securities under the current fundamental investment restriction. Shareholders are not being asked to approve or disapprove the issuance of preferred stock or other senior securities by the Fund, only to approve the change in the fundamental investment restriction in order to allow the Fund to issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder. Approval of Proposal No. 1 will therefore increase the amount of senior securities the Fund is permitted to issue, which may increase both certain of the benefits and certain of the risks of any such issuance of senior securities by the Fund.

         Risks of Issuance of Senior Securities.
         --------------------------------------

         Increased leverage could result in greater volatility of the net asset value and share price of the Fund. In addition, the issuance of preferred stock involves offering expenses and other costs to the Fund (e.g., underwriting commissions, rating agency fees and organization and offering expenses), which expenses will be borne by the holders of Common Stock. If the Fund were to issue preferred stock (including the Preferred Shares) or debt securities and thereby incur an obligation to pay dividends or interest, any investment income or gains that the Fund earns from the proceeds of such issuance which is in excess of the sum of dividends or interest due on the senior securities and costs and expenses thereof will cause the net asset value of the Fund's shares to increase to a greater extent that would otherwise be the case. Conversely, if the return on the proceeds of such issuance fails to cover the sum of dividends or interest due on the issued senior securities and costs and expenses thereof, the net asset value of the Fund would be lower than would otherwise be the case, resulting in a possible reduction of dividends paid by the Fund to the holders of shares of Common Stock. The requirement to pay interest on indebtedness or dividends on preferred stock in full before any dividends may be paid on the Common Stock means that dividends on the Common Stock may be reduced or eliminated. Successful use of leveraging may depend on the Manager's ability to predict correctly interest rates and market movements, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

         The mandatory asset coverage requirements of the 1940 Act could also pose certain risks for the holders of shares of Common Stock. If the Fund's asset coverage for any preferred stock or debt security falls below the requirements of the 1940 Act, the Fund would be unable to pay dividends on its Common Stock. Further, the Fund might have to sell portfolio securities to service the preferred stock or debt securities at a time or times when investment considerations would not favor such sales.

         Holders of shares of Common Stock would realize voting dilution as a result of the issuance of preferred stock since the holders of preferred stock would vote together with the Common Stock on all general matters. Furthermore, the class voting requirements for all preferred stock could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Board and/or holders of shares of Common Stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund's securities if such actions would be adverse to the preferred stock, changing the subclassification of the Fund or acting inconsistently with its fundamental investment restrictions or other fundamental policies or ceasing to be an investment company. In addition, mandatory redemption requirements may make it more difficult or costly for the Fund to take certain actions. Under the 1940 Act, an open-end investment company may not issue any senior security (other than certain bank borrowings) and, as a result, prior to converting to an open-end investment company the Fund would likely be required to redeem or repurchase any senior securities that it had issued. In addition to the voting rights discussed above, the holders of any preferred stock, including the Preferred Shares, would have the right to elect two directors at all times and to elect a majority of the directors if the Fund failed to pay two years or more of dividends on the preferred stock. Since the Fund may currently issue senior securities, all of the voting rights discussed above would be attached to any currently permitted issuance of preferred stock.

         The investment advisory fee paid to the Advisor is based on a percentage of the Fund's average weekly assets. The Fund's average weekly assets include the Fund's net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund (other than outstanding leverage), (ii) any accrued and unpaid interest on outstanding borrowings and
(iii) accumulated dividends on shares of preferred stock. An issuance of preferred stock, including the Preferred Shares, will result in an increase in the Fund's assets. As a result, an issuance of preferred stock will result in an increase in the investment advisory fee payable to SBFM by the Fund and attributable to holders of Common Stock; however, the investment advisory fees as a percentage of the Fund's net assets would not change as a result of the issuance of any preferred stock.

         Certain Federal Income Tax Consequences.
         ----------------------------------------

         Set forth below is a general description of certain federal income tax consequences that would apply to the Fund and to the holders of shares of Common Stock with respect to any issuance by the Fund of senior securities, including preferred stock. This description would apply to any issuance of senior securities currently permitted under the Fund's fundamental investment restriction and, as noted above, the shareholders are not being asked to approve or disapprove the issuance of senior securities. The description assumes that the Fund will continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment income and net capital gains distributed to shareholders. Senior securities issued by the Fund will provide that interest or dividends, as the case may be, payable to the holders of such senior securities must be paid before dividends can be paid to holders of Common Stock. Although an inability to pay dividends on the Common Stock could conceivably cause the Fund to lose its special federal income tax status, which would be materially adverse to the holders of the Common Stock, such inability can be avoided through the use of mandatory redemption requirements with respect to the senior securities that are designed to ensure that the Fund maintains the necessary asset coverage. The Fund will include such a mandatory redemption requirement in the terms of any Preferred Share, which it may issue. If the Fund failed to qualify as a regulated investment company under the Code in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates without any deduction for dividends paid to its shareholders, and all distributions from earnings and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before re-qualifying as a regulated investment company.

         As a regulated investment company, the Fund is generally entitled to deductions for interest paid on senior securities issued in the form of indebtedness and for dividends paid on its Common Shares and any Preferred Shares. Under the Code, a distribution to shareholders will not qualify for the deduction for dividends paid unless the distribution is pro rata, with no preferences to any share of the Fund as compared with other shares of the same class, and with no preference to one class of shares as compared with another class except to the extent that the former is entitled (without reference to waivers of their rights by shareholders) to such preference. The Fund intends to make distributions in a manner that will allow such distributions to qualify for the dividends paid deduction.

Recommendations of the Board Of Directors

         The Board believes the proposed change in the fundamental investment restriction is in the best interests of the Fund and its shareholders. In making this determination, the Board has considered, among other factors, that the proposed revised fundamental investment restriction would provide the Fund with an enhanced capacity to utilize leverage as deemed appropriate by the Board, consistent with the 1940 Act and the rules and regulations thereunder; that the Fund may over time be able to earn an incremental return for the holders of the Common Stock from the assets acquired with the proceeds of a preferred stock offering; and that the proposed revision would provide the Fund with maximum flexibility to issue senior securities in the future to the extent permitted under the 1940 Act or regulatory interpretations regarding restrictions on issuing senior securities, without incurring the expense and delay of a shareholder vote. There can be no guarantee, however, that an incremental return can be obtained for the holders of the Common Stock.

         If Proposal No. 1 is not approved by shareholders of the Fund, the Fund's existing fundamental investment policy with respect to issuance of senior securities will continue in effect, and the Board will consider what other course of action to take, if any, including resoliciting the shareholders of the Fund.

                            REQUIRED SHAREHOLDER VOTE

         Approval of Proposal No. 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

   THE BOARD OF DIRECTORS OF THE FUND, INCLUDING A MAJORITY OF THE INDEPENDENT
            DIRECTORS, RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 1.

                                 PROPOSAL NO. 2

                 ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

         The Board is divided into three classes. The directors currently serving in Class II have terms expiring at the Meeting; each Class II director currently serving on the Board has been nominated by the Board for reelection at the Meeting to serve for a term of three years (until the year 2005 Annual Meeting of Shareholders) or until his successor has been duly elected and qualified.

         The Board knows of no reason why any of the nominees listed below will be unable to serve, and each nominee has consented to serve if elected, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board may recommend.

         Certain information concerning the nominees and the directors continuing in office is set forth below. For any nominee or director indicated as owning shares of the Fund, such ownership constituted less than 1% of the outstanding shares of the Fund as of the Record Date. All of the nominees are currently directors of the Fund. Except as indicated, each nominee or director has held the office shown or other offices in the same company for the last five years.

                   Persons Nominated for Election as Directors

                                                    Principal Occupations
Name, Position with the Fund and                   During Past Five Years,            Number of Shares Beneficially
                Address                          Other Directorships and Age           Owned as of October 31, 2001
--------------------------------------    ---------------------------------------     -----------------------------
           CLASS II DIRECTORS
Robert A. Frankel+                         Managing Partner of Robert A. Frankel      [___________________]
   Director since 1998                     Management Consultants; formerly
   8 John Walsh Blvd.                      Corporate Vice President of The
   Peekskill, NY 10566                     Reader's Digest Association, Inc.; 74.

Heath B. McLendon*                         Managing Director of Salomon Smith         [___________________](a)
   Chairman of the Board of Directors,     Barney; Director of 77 investment
   Chief Executive Officer and             companies associated with Citigroup;
   President                               President and Director of SBFM and
   Director since 1998                     Travelers Investment Adviser, Inc.
   125 Broad Street                        ("TIA"); formerly Chairman of the
   New York, NY 10004                      Board of Smith Barney Strategy
                                           Advisors Inc.; 68.


George M. Pavia+                           Senior Partner, Pavia & Harcourt,          [____________________]
   Director since 2001                     Attorneys; 72.
   600 Madison Avenue
   New York, NY 10022

* An "interested person" of the Fund, as defined in the 1940 Act.
(a) Includes shares owned by members of this director's family.
+ Director, trustee and/or general partner of other investment companies registered under the Investment Company Act with which Salomon Smith Barney is affiliated.

                         Directors Continuing in Office

                                                  Principal Occupations
Name, Position with the Fund and                 During Past Five Years,              Number of Shares Beneficially
              Address                          Other Directorships and Age             Owned as of October 31, 2001
--------------------------------         --------------------------------------       -----------------------------
          CLASS I DIRECTORS
Allan J. Bloostein+                      President, Allan J. Bloostein                   [____________________]
   Director since 1998                   Associates, a consulting firm; retired
   717 Fifth Avenue                      Vice Chairman and Director of May
   21st Floor                            Department Stores; Director of Taubman
   New York, NY 10022                    Centers, Inc.; Retired Director of CVS
                                         Corporation; 71.

Martin Brody+                            Consultant, HMK Associates; Retired             [____________________]
   c\o HMK Associates                    Vice Chairman of the Board of
   30 Columbia Turnpike                  Restaurant Associates Corp; 80.
   Florham Park, NJ 07932

Dr. Paul Hardin+                         Chancellor Emeritus and Professor of            [____________________]
   Director since 2001                   Law at the University of North
   12083 Morehead                        Carolina at Chapel Hill; formerly
   Chapel Hill, NC 27514-8426            Chancellor of the University of North
                                         Carolina at Chapel Hill; 70.

        CLASS III DIRECTORS

Dwight B. Crane+                         Professor, Harvard Business School;             [_____________________]
   Director since 1998                   Director of Micro Forum, Inc.; 63.
   Harvard Business School
   Soldiers Field Road
   Horgan Hall # 375
   Boston, MA 02163

Paulo M. Cucchi+                         Vice President and Dean of College of           [_____________________]
   Director since 2001                   Liberal Arts at Drew University; 59.
   Drew University
   108 Brothers College
   Madison, NJ 07940

William R. Hutchinson+                   President, WR Hutchinson & Associates,          [_____________________]
   Director since 1998                   Inc. (oil industry consulting);
   535 N. Michigan                       formerly Group Vice President,
   Suite 1012                            Mergers & Acquisitions BP Amoco p.l.c.;
   Chicago, IL 60611                     formerly Vice President-Financial
                                         Operations Amoco Corp.; Director of
                                         Associated Bank; Director of Associated
                                         Banc-Corp.; 58.

+ Director, trustee and/or general partner of other investment companies registered under the Investment Company Act with which Salomon Smith Barney is affiliated.

         The Fund has no compensation committee of the Board, or any committee performing similar functions. The Board has an Audit Committee and a Nominating Committee, each composed of all the directors who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"). The Independent Directors are also independent as such term is defined in the NYSE's Listed Company Manual. The Audit Committee is charged with recommending a firm of independent auditors to the Board and reviewing accounting matters as set forth in the Audit Committee's charter. The Nominating Committee is charged with recommending nominees for election as Directors of the Fund. The Audit Committee held ___ meetings and the Nominating Committee held ___ meetings during the last fiscal year. [In the last fiscal year, no member of the Audit Committee or the Nominating Committee attended less than 75% of the respective committee's meetings.]

     The Board held ___ meetings during the last fiscal year, ___ of which were regular meetings. [In the last fiscal year, no director attended less than 75% of the meetings of the Board or the meetings of any committee on which such Director served.]

                               COMPENSATION TABLE

     Only the Independent Directors receive remuneration from the Fund for acting as directors. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $__________ were paid to such directors by the Fund during the fiscal year ended September 30, 2001. Fees for the Independent Directors are set at $5,000 per annum. In addition, the Independent Directors receive $500 for each Board meeting attended in person and $100 for each telephonic Board meeting, plus travel and out-of-pocket expenses incurred in connection with Board meetings. The out-of-pocket expenses are borne equally by each individual fund, including the Fund, in the group of funds served by the same board members (the "Fund Complex"). None of the officers of the Fund received any compensation from the Fund for the fiscal year ended September 30, 2001. Officers and interested directors of the Fund are compensated by the Manager or by Salomon Smith Barney.

     The following table sets forth certain information regarding the compensation paid by the Fund to each person who was a Board member during the Fund's last fiscal year.

                               COMPENSATION TABLE
                                     for the
                      Fiscal Year Ended September 30, 2001

                                            Pension or
                                            Retirement                           Total Number of Funds
                           Aggregate     Benefits Accrued   Total Compensation     for Which Director
                          Compensation    as part of Fund   from Fund and Fund     Serves within Fund
      Name of Person       from Fund         Expenses             Complex               Complex
------------------------ -------------- ------------------ -------------------- -----------------------
Allan J. Bloostein             $                 0                $112,483                 19
Martin Brody*                                    0                 138,600                 20
Dwight B. Crane                                  0                 155,363                 23
Paolo M. Cucchi                                  0                   _____              _____
Robert A. Frankel                                0                  49,850                  9
Dr. Paul Hardin                                  0                   _____              _____
William R. Hutchinson                            0                  49,350                  7
Heath B. McLendon**            0                 0                       0                 78
George M. Pavia                                  0                   _____              _____

-------------
* Mr. Brody will continue as a director of the Fund until December 31, 2001, at which point he will become a Director Emeritus of the Fund.

** Designates a director who is an "interested person" of the Fund. At the end of the calendar year during which a director attains the age of 80, the director is required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totaled $_____.

                          REPORT OF THE AUDIT COMMITTEE

     The audit committee reports that it has (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with the independent auditors the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received oral confirmation from KPMG LLP ("KPMG") that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditor's independence. Based on the review and discussions referred to in items (i) through (iii) above, the audit committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended September 30, 2001. The membership of the audit committee is comprised of the following Directors: Martin Brody, Dwight B. Crane, Allan J. Bloostein, Robert A. Frankel, William R. Hutchinson, Paolo M. Cucchi, Paul Hardin, and George M. Pavia.

     Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal year ended September 30, 2001 were $_____.

     Financial Information Systems Design and Implementation Fees. Neither the Fund nor SBFM or other entities under common control engaged KPMG to provide advice to the Fund regarding financial information system design and implementation during the fiscal year ended September 30, 2001.

     All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by KPMG to the Fund, SBFM and entities controlled by or affiliated with SBFM that provide services to the Fund for the fiscal year ended September 30, 2001 were $_____. The audit committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of KPMG.

                            REQUIRED SHAREHOLDER VOTE

The affirmative vote of a plurality of the votes cast at the Meeting is required to approve Proposal No. 2.

  THE BOARD OF DIRECTORS OF THE FUND, INCLUDING A MAJORITY OF THE INDEPENDENT
            DIRECTORS, RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2.

                              INDEPENDENT AUDITORS

     At a meeting held on [November 26], 2001, a majority of the Independent Directors selected KPMG as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending September 30, 2001. All members of the Board present at the Board meeting at which KPMG was selected concurred in the selection of KPMG. KPMG also serves as the independent auditors for the Manager, other investment companies associated with Salomon Smith Barney and Citigroup, the ultimate parent company of Salomon Smith Barney and the Manager. KPMG has informed the Fund that it has no direct or indirect material financial interest in the Fund, the Manager, Citigroup or any other investment company sponsored by Salomon Smith Barney or its affiliates. KPMG has been the independent auditors for the Fund since the Fund's commencement of operations.

     If the Fund receives a written request from any shareholder of the Fund at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and directors, the Manager, affiliates of the Manager, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and The New York Stock Exchange, Inc. ("NYSE"). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon its review of the copies of such filings received by it, the Fund believes that, during fiscal year 2001, all filing requirements applicable to such persons were complied with.

                               EXECUTIVE OFFICERS

     The following is a list of the current executive officers of the Fund, all of whom have been elected by the Board to serve until their respective successors are elected:

                                                                                      Principal Occupations
                                Offices and Positions               Period           During Past Five Years
           Name                     Held with Fund               Offices Held                and Age
-------------------------------------------------------------------------------------------------------------------
Heath B. McLendon           Chief Executive Officer,        1998 to date        (see Table of  Persons  Nominated
                            Chairman of the Board and                           for Election as Directors, above)
                            President

Lewis E. Daidone            Senior Vice President and       1998 to date        Managing Director of Salomon
                            Treasurer                                           Smith Barney, Senior Vice
                                                                                President or Executive Vice
                                                                                President and Treasurer of 61
                                                                                investment companies associated
                                                                                with Citigroup; Director and
                                                                                Senior Vice President of SBFM
                                                                                and TIA; 44.

Glenn N. Marchak            Vice President and Investment   1998 to date             Senior Vice President of
                            Officer                                                  Traveler's Asset Management
                                                                                     International Corporation;
                                                                                     _________ of SBFM; Managing
                                                                                     Director of Smith Barney from
                                                                                     1997 to 1998; Senior Vice
                                                                                     President and Head of Loan
                                                                                     Syndications at National
                                                                                     Westminster Bank plc from 1993
                                                                                     to 1997; [45].

Christina T. Sydor          Secretary                       1998 to date             Managing Director of Salomon
                                                                                     Smith Barney; Secretary of 61
                                                                                     investment companies associated
                                                                                     with Citigroup; Secretary and
                                                                                     General Counsel of SBFM and TIA;
                                                                                     50.

Irving P. David             Controller                      1998 to date             Director of Salomon Smith
                                                                                     Barney; _________ of SBFM;
                                                                                     Controller or Assistant
                                                                                     Secretary of 43 investment
                                                                                     companies associated with
                                                                                     Citigroup; [40].

                                  OTHER MATTERS

     The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 2003 Annual Meeting of the Shareholders of the Fund must be received by September 1, 2002 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2003 Annual Meeting will be held in January of 2003. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

     The persons named as proxies for the Annual Meeting of Shareholders for 2003 will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by November 14, 2002, in which case these persons will not have discretionary voting authority except as provided in the SEC's rules governing shareholder proposals.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR, FOR SHARES HELD IN A BROKERAGE ACCOUNT, VOTE THEIR SHARES BY TELEPHONE OR THROUGH THE INTERNET.

                                             By order of the Board of Directors,

                                             Christina T. Sydor
                                             Secretary
                                             December 4, 2001

                                                                   FORM OF PROXY
                                                                   -------------

                                      PROXY

                       TRAVELERS CORPORATE LOAN FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Travelers Corporate Loan Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and William J. Renahan, as attorneys and proxies for the undersigned with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund, to be held at its offices, 125 Broad Street, 11th floor Conference Room, New York, New York on January 18, 2002 at 9:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 4, 2001 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-----------------                                                ---------------
 SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE
    SIDE                                                                SIDE
-----------------                                                ---------------

[x] PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR ELECTION OF NOMINEES AS CLASS II DIRECTORS. Please refer to the Proxy Statement for a discussion of the proposals.

1. To consider and vote upon the approval of a change in the Fund's investment restriction regarding issuance of senior securities.

          FOR                 AGAINST                     ABSTAIN
          [_]                  [_]                          [_]

2.       ELECTION OF CLASS II DIRECTORS

         CLASS II:  Robert A. Frankel, Heath B.
         McLendon and George M. Pavia
                                           WITHHELD
             FOR ALL   [_]          [_]    FROM ALL
            NOMINEES                       NOMINEES





[_] --------------------------------------------
    For all nominees except as noted above

                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

                    PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

                    Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.



Signature:                           Date:           Signature:        Date:
           -----------------------        -------              -------      ----